Other Current Assets (Details) - USD ($) $ in Thousands		Dec. 31, 2018	Dec. 31, 2017
Other Current Assets [Abstract]
Institutions		$ 163	$ 56
Prepaid expenses	[1]	85	225
Advances to suppliers		72	9
Other		84
Total		$ 404	$ 290

[1]	Such amount includes materials that were used to manufacture MUSE systems and MUSE systems which were intended for testing, training, demonstrations and promotional activities aggregated to USD 27 thousand and USD 177 thousand as of December 31, 2018 and 2017, respectively.